Exhibit 10.1

SAILING YACHT MAINTENANCE AGREEMENT

Today December 19, 2013 between:

ASTA HOLDINGS, CORP., from the one side hereby referred to as ASTA with registered office in 14 Zelenaya Street, Ste. 20 Guryevsk, Russian Federation, 238300 and Mr.  Nikolay Ivanov, president of INTURIA, LTD. with registered office in  31 Leninsky Prospekt, Apt. 3 Moscow, Russia Federation, 119071 from the other side, owner of the sailing yacht 2008 Sea Ray 310 Sundancer, LOA 33'4", dry weight of 14,000, engine model 377 MRG Axis, hereby referred to as the OWNER.

The following were mutually agreed:

ASTA will perform on behalf of the OWNER the overall maintenance and management of the Yacht, beginning from February 1, 2014

In particular, upon this contract, ASTA will:

1.

Conduct all works concerning the maintenance of the yacht, as they are clearly stated in the following Exhibit A, performed by an expert marine engineer. When necessary, supervise all works performed by the crew and expert technicians, which ASTA should have the obligation to acquire promptly. The supervision is performed by an expert marine engineer. The maintenance is conducted on a monthly basis or periodically in whatever is considered necessary, so as the vessel’s equipment to be maintained in a working condition.

2.

When necessary, supervise all necessary repairing works by the most suitable team of professionals after a thorough market inspection concerning the spare parts to be used, within the soonest possible time span and wherever the yacht is located anywhere within the borders of Kaliningrad, Russian Federation. ASTA conducts the coordination of the repairing works. The supervision is performed by an expert marine engineer.

3.

Cooperate with the captain and the crew and support them by providing solutions in every difficulty that might arise concerning the yacht.

4.

Perform every necessary action concerning the renewal or issuing official or other vessel’s documents and generally every affair regarding Marinas, Port Authorities and the related Port Insurance Organisations.

5.

Assist in every other need of the yacht as for example the insurance matters and custom clearance.

6.

Present all the financial records to the Owner on a monthly basis or at the end of every commercial season and no later than 31st of December.

7.

Provide advice on all other economic and technical matters that may arise with respect to the yacht.

During the duration of the present contract, ASTA and its employees will not carry any responsibility for every damage caused to the yacht due to incidental actions, crew negligence or superior force or for any accident caused to the crew or passengers.

The OWNER undertakes to:

1.

Provide complete and continuous insurance coverage of the yacht against any hazard, while the vessel is sailing or not.

2.

Secure for the immediate formal coverage of Asta’s actions whenever is requested.

3.

Pay to ASTA upon the signing of this contract, the amount of USD 1,000 as coverage for the immediate expenses of the vessel and later a monthly amount to be determined following the subsequent future needs of the vessel.

The remuneration of ASTA for the above mentioned services is not to exceed USD 6,000 for the period of 6 (six) months.

The Owner covers all vessel’s expenses.

Either party involved in this contract can cancel the present contract but only after 15 days written notice.

After mutual agreement of all the aforementioned clauses, the present contract has been completed, produced in two (2) copies and signed accordingly:

The Owner

                                           ASTA HOLDINGS, CORP.

Nikolay Ivanov                                                                              Uladzimir Astafurau

Owner of the sailing yacht                                                               Director of Asta Holdings, Corp.

2008 Sea Ray 310 Sundancer

LIST OF PARTS & COMPONENTS FOR INSPECTION & MAINTENANCE

 EXIBIT A

The inspection and maintenance will be performed on the following components and parts of the vessel:

A.

MECHANICAL INSPECTION: MAIN ENGINES & GENERATORS

•

Bases, Belts, Pumps, Filters, Tanks

•

Gear Levels

•

Cooling System

•

Shaft, Cutless Bearing, Zinc Anodes, Propeller

A.

ELECTRICAL INSPECTION

•

Water Pumps, Bilge Pumps

•

Interior Plugs & Lights System

•

Navigation Lights & Deck Lights

•

Alternator, Starter, Earthing

•

Windlass

A.

ELECTRONIC INSPECTION

•

Sensor & Transducers

•

Main, Repeaters

•

Telecommunications

A.

SPECIAL SYSTEMS INSPECTION

•

Refrigerators & Deep Freezers

•

Air Condition

•

Desalinators

A.

WOODWORK INSPECTION

•

Varnishes

•

Repairs

•

Restorations

•

Teak-Deck

F. TECHNICAL INSPECTION

□

ON SHORE INSPECTION

•

Hull, Antifouling, Osmosis

•

Valves

•

Keel & Keel Bolts

•

Toe Rail

•

Steering System

      □

DECK INSPECTION

•

General Deck Surface

•

Hutches

•

Lockers

•

Chain Locker, Chain, Anchor

•

Stanchions, Rails, Pulpit, Pushpit

      □

RIGGING (FOR SAILING YACHTS ONLY)

•

Mast, Boom, Chain Plates, Roller Reefing, Stays, Impermeability

•

Winches, Blocks, Trucks, Cleats

•

Sails, Sheets, Halyards

      □

INTERIOR

•

Carpets & Upholstery

•

Bilge

•

Kitchen & Equipment

•

Bathrooms & Toilet Systems

•

Blankets, Sheets, Towels etc.